                                     EXHIBIT 10.34

                                 FIRST  AMENDMENT  TO

                            RESEARCH AND LICENSE AGREEMENT


     THIS FIRST AMENDMENT (the "Amendment") is made and entered as of February 2, 1996, by and between ARRIS PHARMACEUTICAL CORPORATION, a Delaware corporation with principal offices at 385 Oyster Point Boulevard, Suite 12, South San Francisco, California 94080 ("ARRIS"), and AMGEN INC., a Delaware corporation with offices located at Amgen Center, 1840 Dehavilland Drive, Thousand Oaks, California 91320 ("AMGEN"), in order to amend the terms of that certain Research and License Agreement between ARRIS and AMGEN, dated May 28, 1993.

                                       RECITALS

     WHEREAS, ARRIS and AMGEN have entered into and performed under the Research and License Agreement, with ARRIS having devoted and AMGEN having funded the Research Program in accordance with the attached Appendix;

     WHEREAS, ARRIS and AMGEN desire to amend the terms of the Research and License Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

                                     ARTICLE ONE
                                     DEFINITIONS

1.1 Unless specified herein, each capitalized tenn shall have the meaning assigned to it in the Agreement. Each reference to hereunder, hereof, herein and hereby and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Research and License Agreement shall from and after the date of this Amendment refer to the Research and License Agreement as modified hereby. Except as amended and supplemented hereby, all of the terms of the Research and License Agreement shall remain and continue in full force and affect and are hereby confirmed in all respects.

                                     ARTICLE TWO
                                      AMENDMENTS


2.1 Section 1.29 of the Agreement is hereby modified to read in its entirety as follows:

     " 1.29 'INITIAL TERM' shall mean the initial term of the Research Program, commencing on September 1, 1993 and terminating on February 14, 1997."

2.2 Section 2.3(f) is hereby amended by adding the following sentences to the end of the Section:

     [***] shall be solely responsible for providing payments under [***] including the [***]

[***] Confidential Treatment Requested

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     [***], except as mutually agreed by the Parties. AMGEN will meet with
     ARRIS on or before [***] to discuss proposed terms and conditions [***] under which [***] may elect to provide all or part of the March 1, 1997 quarterly payment ([***], as adjusted for CPI over the year extending from May 28, 1995 to May 27, 1996), due under the [***], provided however, the Parties acknowledge that should the Parties agree that [***] will make all or part of such March 1, 1997 quarterly payment nothing shall imply that [***] will have agreed to make any additional payments under any of the [***], including the [***].

2.3 The second sentence of Section 4.6 of the Agreement is hereby modified to read entirely as follows:

     "The Research Program shall be carried out over the period of the Initial Term.

2.4 The first sentence of Section 6.1 of the Agreement is hereby modified to read in its entirety as follows:

     "During the term of the Research Program, ARRIS will devote and AMGEN will fund the conduct of the Research Program by (i) [***] FTEs from September 1, 1993 to August 31, 1994, (ii) [***] FTEs from September 1, 1994 to October 31, 1995, (iii) [***] FTEs from November 1, 1995 through February 14, 1997, and (iv) [***] FTEs during each Extension Term (collectively, the Funding Commitment')."

2.5 Section 6.1(b) of the Agreement is hereby amended by adding the following sentence to the end of the Section:

     "Notwithstanding the foregoing, AMGEN agrees that any amounts by which [***] between [***] through [***] shall be credited against amounts owed by AMGEN to ARRIS for the quarter commencing on [***]."


                                    ARTICLE THREE
                                    MISCELLANEOUS


3.1  This Amendment shall be deemed to amend terms of the Agreement under
Section 15.7 thereof and the Agreement, as amended and modified by this Amendment, shall remain in full force and effect and shall constitute the complete, final and exclusive understanding and agreement of the parties respecting subject hereof and thereof.

3.2 Whenever possible each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but should any provision of this Agreement be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

[***] Confidential Treatment Requested

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3.3  This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of California and the Parties hereby submit to the jurisdiction of the California courts, both state and federal.

3.4 No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

3.5 This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as though the signatures hereto and thereto were on the same instrument.

3.6 The recitals and descriptive headings of this Amendment are for convenience only and shall be of no force or effect in interpreting any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.


AMGEN INC.                                 ARRIS PHARMACEUTICAL
                                           CORPORATION

By: /s/ Daniel Vapnek                      By: /s/ Daniel H. Petree
   -----------------------------              ------------------------------

Printed Name: Daniel Vapnek                Printed Name:    Petree
             -------------------                        --------------------

Title:                                     Title:  VP, CFO


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                                       APPENDIX



                         FTES DEVOTED                  FTES FUNDED
                         BY ARRIS                      BY AMGEN
                         ------------                  -----------

9/1/93 to 8/31/94                 [***]                    [***]
9/1/94 to 8/31/95                 [***]                    [***]
9/1/95 to 10/30/95                [***]                    [***]
11/1/95 to 2/28/96                [***]                    [***]


[***] Confidential Treatment Requested

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